RASC SERIES 2002-KS1 TRUST


  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-KS1



                          $1,900,000,000 (APPROXIMATE)

                               Subject to Revision


                    January 8, 2002- Computational Materials



Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.





JPMorgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________







                       NEW ISSUE COMPUTATIONAL MATERIALS


                          $1,900,000,000 (APPROXIMATE)

                           RASC SERIES 2002-KS1 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS1



                                JANUARY 8, 2002







EXPECTED TIMING:         Pricing Date:            On or about January [10], 2002
                         Settlement Date:         On or about January [30], 2002
                         First Payment Date:      February 25, 2002



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                                   TERM SHEET

                                 JANUARY 8, 2002

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2002-KS1 TRUST


                                 $1,900,000,000
                                  (APPROXIMATE)

                               SUBJECT TO REVISION



------------ --------------- ------------------ ------- ------------- ---------------- --------------------
                             EXPECTED RATINGS               BOND                        FINAL SCHEDULED
CLASS           AMOUNT ($)    (S&P /MOODY'S)    WAL1        TYPE          COUPON          DISTRIBUTION
-----          -----------    -------------     ----        ----          ------          ------------

                                                                                              DATE5

------------ --------------- ------------------ ------- ------------- ---------------- --------------------

 A-I-1                            AAA/Aaa        0.97       SEQ        1M Libor + [           2/20
              400,000,000                                                   ]2
 A-I-2                            AAA/Aaa        2.10       SEQ           Fixed2              8/22
               73,000,000
 A-I-3                            AAA/Aaa        3.00       SEQ           Fixed2              2/27
              188,000,000
 A-I-4                            AAA/Aaa        5.00       SEQ           Fixed2             11/29
              165,000,000
 A-I-5                            AAA/Aaa        8.30       SEQ         Fixed2, 3             6/32
              119,000,000
 A-I-6                            AAA/Aaa        6.45       NAS           Fixed2              6/32
              105,000,000

 A-II-1                           AAA/Aaa        2.60   Conforming     1M Libor + [           6/32
              425,000,000                               Pass-Through      ]3, 4
 A-II-2                           AAA/Aaa        2.60   Pass-Through   1M Libor + [           6/32
              425,000,000                                                 ]3, 4

------------ --------------- ------------------ ------- ------------- ---------------- --------------------




1 The Class A-I Certificates will be priced at 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter) while the Class A-II Certificates will be priced at 28% CPR. Assumes no losses and that 1-month LIBOR and 6-month LIBOR remain constant at 1.86% and 1.96%, respectively. Assumes 10% call for each loan group.


2       Preliminary, subject to the Group I Net WAC Cap.


3 If the 10% cleanup call with respect to the related loan group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class A-I-5 Certificates will increase by 50 bps per annum and the margin on each class of the Class A-II Certificates will increase to 2x its original margin on the next distribution date.

4       Subject to the Group II Net WAC Cap.

5 The Class A-I-5 and A-I-6, and the Class A-II Certificates represent the last scheduled maturity date plus 6 months for the Loan Group I loans and the Loan Group II loans, respectively.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



ISSUER: RASC Series 2002-KS1 Trust


TITLE OF OFFERED CERTIFICATES:      RASC Series 2002-KS1 Trust,

          Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS1consisting of: A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 (the
          "Class A-I Certificates") A-II-1, A-II-2, (the "Class A-II Certificates")



UNDERWRITERS:  J.P.  Morgan   Securities  Inc.,  Bear,   Stearns  &  Co.  Inc.,


          Residential Funding Securities Corporation, Banc of America Securities LLC, Salomon Smith Barney, Inc., and Banc One Capital Markets, Inc.



DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

MASTER SERVICER: Residential Funding Corporation will be Master Servicer on 100% of the loans.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding, with respect to approximately 86.17%% of the Loan Group I loans and 95.19% of the Loan Group II loans.

TRUSTEE: Bankers Trust Company

CERTIFICATE  INSURER:  Ambac  Assurance  Corporation  ("Ambac"),  rated  Aaa  by
     Moody's, AAA by Standard and Poor's and AAA by Fitch.

STATISTICAL CALCULATION DATE: January 1, 2002

CUT-OFF DATE:                January 1, 2002


PRICING DATE:                On or about January [10], 2002


CLOSING DATE: On or about January [30], 2002

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in February 2002.

FORM OF CERTIFICATES: The certificates will be available in book-entry form through DTC.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that the offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT: The offered certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAXATION: REMIC election.

OPTIONAL  TERMINATION:   On  any  distribution   date  on  which  the  aggregate
     outstanding principal balance of the mortgage loans as of the related determination date in a loan group is less than 10% of their principal balance as of the cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans in that loan group causing an early retirement of the related certificates.



COMPENSATING  INTEREST:  For  either  loan  group the  Master  Servicer  will be required to cover prepayment interest shortfalls in full up to either (i) the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


MORTGAGE LOANS:  The mortgage  pool will consist of mortgage  loans that will be divided into Loan Group I which will consist solely of fixed-rate subprime home equity loans secured by first liens (96.13%) and second liens (3.87%) on mortgaged properties, and Loan Group II which will consist of adjustable-rate subprime home equity loans secured by 100% first liens on mortgaged properties.

     Loan Group II will be subdivided into two groups referred to as Loan Group A and Loan Group B. Loan Group A will consist of adjustable-rate mortgage loans that had a principal balance at origination of no more than $300,700 if a single family property (or $451,050 if the property is located in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if the property is located in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if the property is located in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if the property is located in Hawaii or Alaska). Loan Group B will consist of adjustable-rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Loan Group A.

MONTHLY FEES: The Subservicer and Master Servicer will be paid monthly fees on the stated principal balance of the mortgage loans, which aggregate to a weighted average of approximately [48.8] basis points for Loan Group I and a weighted average of approximately [53.4] basis points for Loan Group II. On each distribution date the Certificate Insurer will be paid a monthly premium based on the certificate principal balance of the related Class A Certificates immediately prior to such distribution date.

CREDIT ENHANCEMENT:          1) Excess interest
                             2) Over-collateralization
                             3) Cross-collateralization
                             4) 100% AMBAC wrapped

EXCESS INTEREST: Excess interest cashflow may be used to protect the offered certificates against some realized losses by making an additional payment of principal up to the amount of the realized losses.

OVER-COLLATERALIZATION:   The  over-collateralization   ("O/C")  provisions  are
     intended to provide for the limited acceleration of the Class A Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Class A Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Class A Certificates faster than the principal amortization of the related loan group, an over-collateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Class A Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the [seventh] distribution date ([August] 2002) for both loan groups. CROSS- COLLATERALIZATION: The trust provides for cross-collateralization through the application of excess cashflow generated by one loan group to fund shortfalls in available funds and to fund the required level of O/C in the other loan group to the extent not covered by the excess cashflow for the other loan group.

CERTIFICATE INSURANCE POLICY: The Certificate Insurer will issue two certificate guaranty insurance policies, one for each group of the Class A Certificates, as a means of providing additional credit enhancement to the Class A Certificates. Under each policy, the certificate insurer will pay an amount that will cover certain shortfalls in amounts available to pay the interest distribution amount for the Class A Certificates on any distribution date, the principal portion of any losses on the mortgage loans allocated to the Class A Certificates and any unpaid certificate principal balance of the Class A Certificates on the final distribution date. The policies will not provide coverage for certain interest shortfalls.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




                             CLASS A-I CERTIFICATES


                                            CLASS        CLASS       CLASS       CLASS       CLASS      CLASS
                                            A-I-1        A-I-2       A-I-3       A-I-4       A-I-5      A-I-6
                                        --------------- ---------- ----------- ------------ ---------- ----------
 OFFER

 SIZE ($)                                 400,000,000   73,000,000 188,000,000  165,000,000 119,000,000105,000,000

 EXPECTED RATINGS
 MOODY'S                                      Aaa          Aaa        Aaa         Aaa         Aaa          Aaa
 S&P                                          AAA          AAA        AAA         AAA         AAA         AAA
 COUPON                                   1M Libor +[ ]1 Fixed1      Fixed1       Fixed1     Fixed1,2    Fixed1



 WEIGHTED AVERAGE LIFE TO CALL (YRS) 3       0.97        2.10        3.00         5.00        8.30      6.45


 WEIGHTED AVERAGE LIFE TO MATURITY (YRS)     0.97        2.10        3.00         5.00       10.58      6.58
 3

 PAYMENT WINDOW TO CALL (MOS.) 3            1-23/23      23-28/6    28-46/19    46-80/35    80-103/24  37-103/67

 PAYMENT WINDOW TO MATURITY (MOS.) 3        1-23/23      23-28/6    28-46/19    46-80/35    80-217/138 37-212/176


 FINAL SCHEDULED DISTRIBUTION DATE 4, 5      2/20        8/22         2/27       11/29        6/32       6/32




(1)     Preliminary, subject to the Group I Net WAC Cap.
(2) If the 10% cleanup call for Loan Group I is not exercised on the first distribution date on which it is exercisable, the coupon on the Class A-I-5 Certificates will increase by 50 bps per annum on the next distribution date.

(3)     The Class A-1 Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.
(5) The Class A-I-5 and A-I-6 represent the last scheduled maturity date for the Loan Group I loans plus 6 months.





PREPAYMENT ASSUMPTION: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)

GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-1
     Certificates will be subject to a cap equal to the weighted average of the net mortgage rates (net of Monthly Fees) on the Loan Group I mortgage loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group I Net WAC Cap. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL: For the Class A-I-1 Certificates, interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date. For all Class A-I Certificates except the Class A-I-1 Certificates, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:  For Class A-I-1  Certificates,  0 days.  For all other Class A-I
     Certificates, 24 days.

INTEREST PAYMENT BASIS: For Class A-I-1 Certificates,  actual/360. For all other
     Class A-I Certificates, 30/360.

COUPON STEP UP: If the 10% clean-up call for the Class A-I Certificates is not exercised on the first distribution date on which it is exercisable, the pass-through rate on the Class A-I-5 Certificates will increase by 50 bps per annum on the next distribution date.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                             CLASS A-II CERTIFICATES


                                                  CLASS             CLASS
                                                   A-II-1            A-II-2
    ------------------------------------------ ---------------- ---------------
    OFFER

    SIZE ($)                                     425,000,000       425,000,000

    EXPECTED RATINGS
    MOODY'S                                          Aaa               Aaa
    S&P                                              AAA               AAA
    COUPON                                     1M Libor + [     1M Libor + [   ]
                                               ] 1,2            1,2

    WEIGHTED AVERAGE LIFE TO CALL (YRS) 3           2.60              2.60
    WEIGHTED AVERAGE LIFE TO MATURITY (YRS) 3       2.83              2.83
    PAYMENT WINDOW TO CALL (MOS.) 3                1-82/82           1-82/82
    PAYMENT WINDOW TO MATURITY (MOS.) 3           1-186/186         1-186/186
    LAST SCHEDULED DISTRIBUTION DATE 4,5            6/32              6/32


(1)     Subject to the Group II Net WAC Cap.
(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin of the Class A-II Certificates will increase to 2x its original margin on the next distribution date.

  (3) The Class A-II Certificates will be priced at 28% CPR.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


(5) Represents the last scheduled maturity date for the Loan Group II loans plus 6 months.



PREPAYMENT ASSUMPTION:       28% CPR



GROUP II NET WAC CAP: The pass-through rates of the Class A-II Certificates with respect to each distribution date will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus the applicable margin and (ii) the weighted average of the net mortgage rates (net of Monthly Fees) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group II Net WAC Cap.


GROUP II BASIS RISK SHORTFALL: If on any distribution date the pass-through rate on the Class A-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the shortfall will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap. The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of Monthly Fees) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the mortgage loans and will be paid only on a subordinated basis. No such carryover will be paid once the Class A-II Certificate principal balances have been reduced to zero.


INTEREST ACCRUAL: Interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date.

PAYMENT DELAY:               0 days

INTEREST PAYMENT BASIS:      Actual/360


COUPON STEP UP: If the 10% clean-up call for the Class A-II Certificates is not exercised on the first distribution date on which it is exercisable, the margin on the Class A-II Certificates will increase to 2x the Class A-II original margins on the next distribution date.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                            PRIORITY OF DISTRIBUTIONS



1.      Repayment of any unrecoverable, unreimbursed Servicer advances.

2.      Master Servicing fees, Subservicing fees, and Certificate Insurer fees.

3. On each distribution date, the holders of the Class A-I Certificates and Class A-II


       Certificates will be entitled to receive the interest distribution amount for the related loan groups.
4. On each distribution date available principal funds for each loan group will be distributed to the holders of the offered certificates related to that loan group as described under "Principal Paydown."
5. Excess cashflow for each loan group to pay to the holders of the related offered certificates the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month.
6. Excess cashflow for each loan group to pay to the holders of the other offered certificates the principal portion of realized losses incurred on the mortgage loans in the other loan group for the preceding calendar month to the extent not covered by the excess cashflow for the other loan group.
7. Excess cashflow for each loan group to pay to the Certificate Insurer the aggregate of any payments made with respect to the related Class A Certificates by the Certificate Insurer under the related certificate insurance policy.
8. Excess cashflow for each loan group to pay to the Certificate Insurer the aggregate of any payments made with respect to the Class A Certificates of the other loan group by the Certificate Insurer under the related certificate insurance policy, to the extent not covered by the excess cashflow for the other loan group.

9. Excess cashflow for each loan group, to build and maintain O/C to the required level for each respective loan group, beginning on the [seventh] distribution date ([August] 2002).

   Excess cashflow for each loan group to fund the required level of O/C for the other loan group to the extent not covered by the excess cashflow for the other loan group.
11. Excess cashflow for each loan group to pay to the holders of the related Class A Certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation on that distribution date.
12. Excess cashflow for each loan group to pay to the holders of the other Class A Certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation and excess cashflow for the other loan group on that distribution date.
13. Excess cashflow for each loan group to pay to the holders of the related Class A Certificates any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon.
14. Excess cashflow for each loan group to pay to the holders of the other Class A Certificates any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, to the extent not covered by excess cashflow for the other loan group.


15. Excess cashflow for each loan group, (a) in the case of Loan Group II, to pay to the Loan Group II basis risk reserve fund for distribution to the holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls for the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon and (b) in the case of Loan Group I, to pay to the Loan Group II basis risk reserve fund for distribution to holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon, to the extent not covered by excess cashflow for Loan Group II.

16.  Any remaining amount is paid to the holder of the non-offered certificates.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




   PRINCIPAL              PAYDOWN: Holders of each of the Class A-I Certificates
                          and Class A-II Certificates will be entitled to receive on each distribution date, a distribution in respect of principal, generally equal to the amount of scheduled and unscheduled principal received on the mortgage loans in the related loan group. This amount will be distributed as follows:


                          Loan Group I Certificates

1. To the Class A-I-6 Certificates, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, until the principal balance of the Class A-I-6 Certificate is reduced to zero

     ClassA-I-6 Lockout Distribution Amount For any distribution date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates (in each case immediately prior to such distribution date) and (c) the Loan Group I Class A principal distribution amount for such distribution date.

                   Class A-I-6 Lockout Distribution Percentage
                            February 2002   -  January 2005       0%
                            February 2005   -  January 2007      45%
                            February 2007   -  January 2008      80%
                            February 2008   -  January 2009     100%
                            February 2009   -  Thereafter       300%

2. All remaining Loan Group I principal distribution amount will be paid sequentially to the Class A-I Certificates, in numerical order until the principal balance of each such certificates is reduced to zero.

                          Loan Group II Certificates

1. The Loan Group A Principal Distribution Amount to the Class A-II-1 Certificates until the certificate principal balances thereof have been reduced to zero.
2. The Loan Group B Principal Distribution Amount to the Class A-II-2 Certificates until the certificate principal balances thereof have been reduced to zero.

   LOAN GROUP A PRINCIPAL
   DISTRIBUTION AMOUNT:

     On any distribution date, a fraction, the numerator of which is the amount of scheduled and unscheduled principal received or advanced with respect to the Loan Group A mortgage loans and distributable on such distribution date, and the denominator of which is the amount of scheduled and unscheduled principal received or advanced from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) scheduled and unscheduled principal received from or advanced in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to build O/C to the required level.

   LOAN GROUP B PRINCIPAL
   DISTRIBUTION AMOUNT:

     On any distribution date, a fraction, the numerator of which is the amount of scheduled and unscheduled principal received or advanced with respect to the Loan Group B mortgage loans and distributable on such distribution date, and the denominator of which is the amount of scheduled and unscheduled principal received or advanced from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) scheduled and unscheduled principal received from or advanced in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to build O/C to the required level.

   PROSPECTUS:

     The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


          RASC SERIES 2002-KS1 - LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

      Aggregate Outstanding Principal Balance                            $1,050,013,111
      Number of Mortgage Loans                                                  12,717

      First Liens                                                               96.13%
      Junior Liens                                                               3.87%

                                                                 MINIMUM       MAXIMUM         AVERAGE(1)
      Original Principal Balance                                  $9,600      $500,000            $82,756

                                                                 MINIMUM       MAXIMUM          WEIGHTED
                                                                                               AVERAGE(2)
      Original Term to Maturity (mos)                                 24           360                313
      Remaining Term to Stated Maturity (mos)                          9           360                310
      Loan Age (mos)                                                   0            27                  3

      Mortgage Rate                                               6.000%       15.990%            9.7189%

      Original Loan-to-Value Ratio(3)                                                              79.81%

      Credit Score (4)                                                                                608

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    23.33%
      Rate/Term Refinance                                          7.59%
      Equity Refinance                                            69.08%

      OCCUPANCY TYPES
      Primary Residence                                           88.84%
      Second/Vacation                                              0.85%
      Non Owner-occupied                                          10.31%

      DOCUMENTATION
      Full Documentation                                          80.08%
      Reduced Documentation                                       19.92%

      PROPERTY TYPES

      Single-family detached                                      84.16%
      Planned Unit Developments (detached)                         5.52%
      Two- to four-family units                                    5.31%
      Condo Low-Rise (less than 5 stories)                         1.67%
      Condo Mid-Rise (5 to 8 stories)                              0.12%
      Condo High-Rise (9 stories or more)                          0.09%
      Manufactured Home                                            1.17%
      Townhouse                                                    1.14%
      Planned Unit Developments (attached)                         0.82%
      Leasehold                                                    0.00% *


      PRODUCT TYPE
      Balloon Loan                                                14.96%
      Fully Amortizing                                            85.04%


      *Less than 0.005%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Calculated using the combined loan-to-value ratios for junior lien loans.
      (4) Weighting only for loans with scores.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

PAGE>

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                   LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES



             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                               4,299             $137,710,413            13.12 %
             50,001 to 100,000                         4,980              355,128,730            33.82
             100,001 to 150,000                        1,943              236,242,693            22.50
             150,001 to 200,000                          815              139,729,169            13.31
             200,001 to 250,000                          352               78,449,846             7.47
             250,001 to 300,000                          186               51,195,513             4.88
             300,001 to 350,000                           67               21,609,383             2.06
             350,001 to 400,000                           52               19,392,819             1.85
             400,001 to 450,000                           11                4,722,308             0.45
             450,001 to 500,000                           12                5,832,237             0.56
                                                          --                ---------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             Average is $82,756

                           LOAN GROUP I MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                8                 $927,305             0.09 %
             6.500 to 6.999                               15                2,289,720             0.22
             7.000 to 7.499                               53                8,520,421             0.81
             7.500 to 7.999                              338               44,975,413             4.28
             8.000 to 8.499                              488               62,244,300             5.93
             8.500 to 8.999                            1,640              180,360,538            17.18
             9.000 to 9.499                            1,567              154,979,023            14.76
             9.500 to 9.999                            2,584              235,072,137            22.39
             10.000 to 10.499                          1,496              119,823,273            11.41
             10.500 to 10.999                          1,540              111,861,293            10.65
             11.000 to 11.499                            779               49,548,683             4.72
             11.500 to 11.999                            690               38,471,283             3.66
             12.000 to 12.499                            242                9,996,380             0.95
             12.500 to 12.999                            512               15,569,006             1.48
             13.000 to 13.499                             73                2,155,324             0.21
             13.500 to 13.999                            598               11,084,422             1.06
             14.000 to 14.499                             29                  686,103             0.07
             14.500 to 14.999                             60                1,321,728             0.13
             15.000 to 15.499                              3                   71,141             0.01
             15.500 to 15.999                              2                   55,618             0.01
                                                           -                   ------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             Weighted Average is: 9.7189%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 9.0712%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                   LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                   629             $34,170,857             3.25 %
            50.01 to 55.00                                  204              14,008,894             1.33
            55.01 to 60.00                                  343              27,005,672             2.57
            60.01 to 65.00                                  471              36,143,752             3.44
            65.01 to 70.00                                  848              69,789,644             6.65
            70.01 to 75.00                                1,246             104,660,346             9.97
            75.01 to 80.00                                2,873             279,867,450            26.65
            80.01 to 85.00                                2,050             198,433,537            18.90
            85.01 to 90.00                                2,185             206,201,224            19.64
            90.01 to 95.00                                  763              54,563,639             5.20
            95.01 to 100.00                               1,105              25,168,096             2.40
                                                          -----              ----------             ----
            TOTAL:                                       12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======

            Weighted Average is: 79.81%

                      LOAN GROUP I PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                           4,125            $298,707,824            28.45 %
           12 Months                                        809              96,156,795             9.16
           24 Months                                        326              32,919,248             3.14
           36 Months                                      4,701             396,062,573            37.72
           48 Months                                         29               2,498,105             0.24
           60 Months                                      2,668             218,819,313            20.84
           Other (1)                                         59               4,849,253             0.46
                                                             --               ---------             ----
           TOTAL:                                        12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======

           (1) Not more than 60 Months.

                           LOAN GROUP I CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             4,040            $389,255,930            37.07 %
           AX                                             3,877             300,397,921            28.61
           AM                                             2,288             181,878,317            17.32
           B                                              1,744             128,070,163            12.20
           C                                                528              35,595,110             3.39
           CM                                               240              14,815,671             1.41
                                                            ---              ----------             ----
           TOTAL:                                        12,717         $1,050,013,111            100.00 %
                                                         ======         ===============           ======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                     LOAN GROUP I CREDIT SCORE DISTRIBUTION

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                 154              $11,326,647             1.08 %
             500 to 519                                  288               18,998,103             1.81
             520 to 539                                  649               45,357,750             4.32
             540 to 559                                1,208               89,183,770             8.49
             560 to 579                                1,666              127,801,500            12.17
             580 to 599                                1,837              146,783,924            13.98
             600 to 619                                2,270              195,522,418            18.62
             620 to 639                                1,738              155,142,013            14.78
             640 to 659                                1,269              113,252,648            10.79
             660 to 679                                  752               70,113,850             6.68
             680 to 699                                  383               36,510,721             3.48
             700 to 719                                  205               17,666,729             1.68
             720 to 739                                  108                9,593,344             0.91
             740 to 759                                   76                6,245,424             0.59
             760 or Greater                               53                3,789,027             0.36
                                                          --                ---------             ----
             SUBTOTAL WITH CREDIT                    12,656           $1,047,287,869            99.74  %
                                         -           -------          --------------- -         ------
             SCORES:
             Not Available (1)                            61                2,725,242             0.26
                                                          --                ---------             ----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 608

                 LOAN GROUP I GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             Florida                                   1,275             $108,521,270            10.34 %
             California                                  528               91,791,563             8.74
             Texas                                     1,219               87,639,167             8.35
             Georgia                                     715               62,900,255             5.99
             Ohio                                        779               55,000,370             5.24
             Michigan                                    699               49,510,007             4.72
             Tennessee                                   617               40,106,597             3.82
             Illinois                                    439               39,618,004             3.77
             Alabama                                     579               37,341,380             3.56
             New York                                    302               35,519,634             3.38
             Indiana                                     514               33,600,822             3.20
             Other (1)                                 5,051              408,464,043            38.90
                                                       -----              -----------            -----
             TOTAL:                                   12,717          $1,050,013,111            100.00 %
                                                      ======          ===============           ======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.2% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.2% will be secured by mortgaged properties located in any one zip code area outside of California.
________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


         RASC SERIES 2002-KS1 - LOAN GROUP IIA MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

      Aggregate Outstanding Principal Balance                            $425,000,129
      Number of Mortgage Loans                                                  3,592

      First Liens                                                             100.00%
      Junior Liens                                                              0.00%

                                                                 MINIMUM      MAXIMUM         AVERAGE(1)
      Original Principal Balance                                 $15,390     $340,200           $118,424

                                                                 MINIMUM      MAXIMUM          WEIGHTED
                                                                                              AVERAGE(2)
      Original Term to Maturity (mos)                                180          360                360
      Remaining Term to Stated Maturity (mos)                        177          360                358
      Loan Age (mos)                                                   0           16                  2

      Mortgage Rate                                               6.000%      13.250%            8.9905%
      Initial Interest Rate Cap                                   1.000%       7.000%            2.7761%
      Periodic Rate Cap                                           1.000%       3.000%            1.1369%
      Note Margin                                                 2.240%      12.250%            7.6032%
      Maximum Mortgage Rate                                      12.000%      19.375%           15.3605%
      Minimum Mortgage Rate                                       2.240%      13.250%            8.7741%

      Months to Next Interest Rate Adjustment Date                     4           47                 26

      Original Loan-to-Value Ratio                                                                82.37%

      Credit Score (3)                                                                               604

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    37.38%
      Rate/Term Refinance                                          6.54%
      Equity Refinance                                            56.09%

      OCCUPANCY TYPES
      Primary Residence                                           92.72%
      Second/Vacation                                              0.83%
      Non Owner-occupied                                           6.45%

      DOCUMENTATION
      Full Documentation                                          81.85%
      Reduced Documentation                                       18.15%

      PROPERTY TYPES
      Single-family detached                                      83.18%
      Planned Unit Developments (detached)                         7.36%
      Two- to four-family units                                    4.77%
      Condo Low-Rise (less than 5 stories)                         2.03%
      Condo Mid-Rise (5 to 8 stories)                              0.10%
      Condo High-Rise (9 stories or more)                          0.01%
      Manufactured Home                                            0.41%
      Townhouse                                                    0.65%
      Planned Unit Developments (attached)                         1.50%

      INDEX TYPE
      1 Year Treasury                                              0.16%
      3 Year Treasury                                              0.02%
      6 Month LIBOR                                               99.81%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Weighting only for loans with scores.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                  LOAN GROUP IIA ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                                 208               $8,229,010             1.94 %
             50,001 to 100,000                         1,448              110,297,106            25.95
             100,001 to 150,000                        1,079              132,598,748            31.20
             150,001 to 200,000                          468               79,602,043            18.73
             200,001 to 250,000                          249               55,712,007            13.11
             250,001 to 300,000                          136               37,272,889             8.77
             300,001 to 350,000                            4                1,288,325            0.30
                                                           -                --------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Average is $118,424


                          LOAN GROUP IIA MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                4                 $477,297             0.11 %
             6.500 to 6.999                               27                4,040,778             0.95
             7.000 to 7.499                               99               14,683,150             3.45
             7.500 to 7.999                              384               57,975,517            13.64
             8.000 to 8.499                              396               50,001,792            11.77
             8.500 to 8.999                              814               93,689,226            22.04
             9.000 to 9.499                              565               60,694,702            14.28
             9.500 to 9.999                              788               83,718,973            19.70
             10.000 to 10.499                            275               32,300,646             7.60
             10.500 to 10.999                            172               20,271,698             4.77
             11.000 to 11.499                             33                3,462,290             0.81
             11.500 to 11.999                             29                3,052,957             0.72
             12.000 to 12.499                              4                  470,800             0.11
             12.500 to 12.999                              1                   94,377             0.02
             13.000 to 13.499                              1                   65,927            0.02
                                                           -                   ------ -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.9905%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.2956%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




                  LOAN GROUP IIA ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                    54              $4,740,508             1.12 %
            50.01 to 55.00                                   34               3,998,978             0.94
            55.01 to 60.00                                   56               6,655,286             1.57
            60.01 to 65.00                                   81               9,585,547             2.26
            65.01 to 70.00                                  142              15,579,447             3.67
            70.01 to 75.00                                  275              31,266,794             7.36
            75.01 to 80.00                                1,068             124,338,260            29.26
            80.01 to 85.00                                  733              87,022,868            20.48
            85.01 to 90.00                                  854             104,832,151            24.67
            90.01 to 95.00                                  295              36,980,290            8.70
                                                            ---              ---------- -          ----
            TOTAL:                                        3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

            Weighted Average is: 82.37%

                     LOAN GROUP IIA PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                             500             $65,064,708            15.31 %
           12 Months                                        212              30,910,567             7.27
           24 Months                                      1,058             126,739,898            29.82
           36 Months                                      1,602             179,617,064            42.26
           48 Months                                          1                  81,900             0.02
           60 Months                                        192              20,082,371             4.73
           Other (1)                                         27               2,503,621            0.59
                                                             --               --------- -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

           (1) Not more than 60 Months.

                          LOAN GROUP IIA CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             1,267            $153,318,013            36.07 %
           AX                                               943             111,966,265            26.34
           AM                                               713              85,745,659            20.18
           B                                                478              53,622,412            12.62
           C                                                144              15,648,205             3.68
           CM                                                47               4,699,575            1.11
                                                             --               --------- -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                    LOAN GROUP IIA CREDIT SCORE DISTRIBUTION

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                  34               $3,984,779             0.94 %
             500 to 519                                   66                8,568,340             2.02
             520 to 539                                  173               20,411,774             4.80
             540 to 559                                  323               35,676,711             8.39
             560 to 579                                  542               64,509,824            15.18
             580 to 599                                  537               62,966,526            14.82
             600 to 619                                  671               78,635,233            18.50
             620 to 639                                  533               62,993,123            14.82
             640 to 659                                  331               40,063,493             9.43
             660 to 679                                  172               22,068,819             5.19
             680 to 699                                   88               10,289,713             2.42
             700 to 719                                   41                5,306,684             1.25
             720 to 739                                   31                3,776,807             0.89
             740 to 759                                   20                2,504,146             0.59
             760 or Greater                               19                2,171,556            0.51
                                                          --                --------- -          ----
             SUBTOTAL WITH CREDIT                      3,581            $423,927,529            99.75  %
                                                       -----            ------------- -         ------
             SCORES:
             Not Available (1)                            11              $1,072,600             0.25
                                                          --              ----------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======


             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 604

                LOAN GROUP IIA GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             California                                  262              $47,174,682            11.10 %
             Michigan                                    348               36,090,191             8.49
             Texas                                       247               29,652,053             6.98
             Illinois                                    205               24,198,125             5.69
             Florida                                     210               23,275,974             5.48
             Colorado                                    121               20,310,345             4.78
             Minnesota                                   153               19,515,755             4.59
             Georgia                                     164               19,378,608             4.56
             Ohio                                        190               16,776,740             3.95
             Wisconsin                                   160               16,402,325             3.86
             Other (1)                                 1,532              172,225,329           40.52
                                                       -----              ----------- -         -----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.3% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.3% will be secured by mortgaged properties located in any one zip code area outside of California.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




                           LOAN GROUP IIA NOTE MARGINS

                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.000 to 2.499                                1                  $84,996             0.02
                                                                                                       %
             2.500 to 2.999                                1                  136,536             0.03
             3.500 to 3.999                                1                   70,024             0.02
             4.000 to 4.499                                4                  519,843             0.12
             4.500 to 4.999                               31                3,625,687             0.85
             5.000 to 5.499                               54                6,843,430             1.61
             5.500 to 5.999                              133               15,234,244             3.58
             6.000 to 6.499                              286               36,388,444             8.56
             6.500 to 6.999                              463               58,027,356            13.65
             7.000 to 7.499                              644               80,299,163            18.89
             7.500 to 7.999                              599               72,294,672            17.01
             8.000 to 8.499                              513               60,130,117            14.15
             8.500 to 8.999                              393               43,657,426            10.27
             9.000 to 9.499                              207               21,200,778             4.99
             9.500 to 9.999                              145               13,948,479             3.28
             10.000 to 10.499                             67                6,801,624             1.60
             10.500 to 10.999                             31                3,588,343             0.84
             11.000 to 11.499                             10                1,031,736             0.24
             11.500 to 11.999                              8                  892,358             0.21
             12.000 to 12.499                              1                  224,872            0.05
                                                           -                  ------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 7.6032%

                      LOAN GROUP IIA MAXIMUM MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             12.000 to 12.999                             21               $3,366,772             0.79
                                                                                                       %
             13.000 to 13.999                            360               55,818,928            13.13
             14.000 to 14.999                            958              115,831,598            27.25
             15.000 to 15.999                          1,225              133,948,220            31.52
             16.000 to 16.999                            710               77,302,236            18.19
             17.000 to 17.999                            276               34,162,573             8.04
             18.000 to 18.999                             37                4,033,075             0.95
             19.000 to 19.999                              5                  536,727            0.13
                                                           -                  ------- -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 15.3605%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                      LOAN GROUP IIA MINIMUM MORTGAGE RATES


                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.000 to 2.999                                2                 $221,531             0.05
                                                                                                       %
             4.000 to 4.999                                1                  256,190             0.06
             5.000 to 5.999                                8                1,166,188             0.27
             6.000 to 6.999                              128               16,633,830             3.91
             7.000 to 7.999                              692               92,156,481            21.68
             8.000 to 8.999                            1,134              137,381,574            32.33
             9.000 to 9.999                            1,141              120,975,707            28.46
             10.000 to 10.999                            420               49,056,597            11.54
             11.000 to 11.999                             61                6,588,070             1.55
             12.000 to 12.999                              4                  498,034             0.12
             13.000 to 13.999                              1                   65,927            0.02
                                                           -                   ------ -          ----
             TOTAL:                                    3,592            $425,000,129           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.7741%


                  LOAN GROUP IIA NEXT INTEREST RATE ADJUSTMENT

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
           DATE

           May 2002                                           1                 $99,783             0.02 %
           September 2002                                     1                  98,932             0.02
           May 2003                                           4                 500,910             0.12
           July 2003                                          1                  50,849             0.01
           August 2003                                       10               1,184,023             0.28
           September 2003                                    45               5,845,782             1.38
           October 2003                                     288              33,507,629             7.88
           November 2003                                    948             110,852,239            26.08
           December 2003                                    962             114,731,629            27.00
           January 2004                                     132              16,770,965             3.95
           April 2004                                         1                  65,570             0.02
           May 2004                                           1                 237,680             0.06
           July 2004                                          1                 203,826             0.05
           September 2004                                    26               3,374,566             0.79
           October 2004                                      96              10,345,633             2.43
           November 2004                                    383              44,380,216            10.44
           December 2004                                    597              71,159,591            16.74
           January 2005                                      94              11,508,406             2.71
           December 2005                                      1                  81,900            0.02
                                                              -                  ------ -          ----
           TOTAL:                                         3,592           $425,000,129           100.00  %
                                                          =====           ============= =        =======

           Weighted average months to next rate adjustment date is: 26

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


         RASC SERIES 2002-KS1 - LOAN GROUP IIB MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
      Aggregate Outstanding Principal Balance                            $425,000,037
      Number of Mortgage Loans                                                  3,615

      First Liens                                                             100.00%
      Junior Liens                                                              0.00%

                                                                 MINIMUM      MAXIMUM         AVERAGE(1)
      Original Principal Balance                                 $16,050     $625,000           $117,670

                                                                 MINIMUM      MAXIMUM          WEIGHTED
                                                                                              AVERAGE(2)
      Original Term to Maturity (mos)                                180          360                360
      Remaining Term to Stated Maturity (mos)                        176          360                358
      Loan Age (mos)                                                   0           22                  2

      Mortgage Rate                                               6.483%      13.750%            9.0127%
      Initial Interest Rate Cap                                   1.000%       7.000%            2.7831%
      Periodic Rate Cap                                           1.000%       3.000%            1.1387%
      Note Margin                                                 2.750%      12.900%            7.6318%
      Maximum Mortgage Rate                                      12.500%      22.000%           15.3751%
      Minimum Mortgage Rate                                       4.875%      13.750%            8.7977%

      Months to Next Interest Rate Adjustment Date                     2           36                 26

      Original Loan-to-Value Ratio                                                                82.13%

      Credit Score (3)                                                                               606

      LOAN PURPOSE                                          PERCENT OF
                                                              LOANS
      Purchase                                                    40.07%
      Rate/Term Refinance                                          7.17%
      Equity Refinance                                            52.76%

      OCCUPANCY TYPES
      Primary Residence                                           92.75%
      Second/Vacation                                              0.71%
      Non Owner-occupied                                           6.54%

      DOCUMENTATION
      Full Documentation                                          83.46%
      Reduced Documentation                                       16.54%

      PROPERTY TYPES

      Single-family detached                                      82.03%
      Planned Unit Developments (detached)                        10.50%
      Two- to four-family units                                    3.87%
      Condo Low-Rise (less than 5 stories)                         1.58%
      Condo Mid-Rise (5 to 8 stories)                              0.03%
      Condo High-Rise (9 stories or more)                          0.04%
      Manufactured Home                                            0.41%
      Townhouse                                                    0.60%
      Planned Unit Developments (attached)                         0.93%
      Leasehold                                                    0.02%


      INDEX TYPE
      1 Year Treasury                                              0.11%
      6 Month LIBOR                                               99.89%

      Notes:
      (1) Sum of Principal Balance divided by total number of loans.
      (2) Weighted by Outstanding Principal Balance.
      (3) Weighting only for loans with scores.


                  LOAN GROUP IIB ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             1 to 50,000                                 520              $20,329,328             4.78 %
             50,001 to 100,000                         1,369              100,411,319            23.63
             100,001 to 150,000                          901              109,825,706            25.84
             150,001 to 200,000                          416               71,357,388            16.79
             200,001 to 250,000                          135               29,810,929             7.01
             250,001 to 300,000                           70               19,205,262             4.52
             300,001 to 350,000                          106               34,551,795             8.13
             350,001 to 400,000                           71               26,789,615             6.30
             400,001 to 450,000                            9                3,776,423             0.89
             450,001 to 500,000                           14                6,712,732             1.58
             500,001 to 550,000                            2                1,042,040             0.25
             550,001 to 600,000                            1                  562,500             0.13
             Greater than 600,000                          1                  625,000            0.15
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Average is: $117,670

                          LOAN GROUP IIB MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             6.000 to 6.499                                2                 $287,100             0.07 %
             6.500 to 6.999                               26                4,669,418             1.10
             7.000 to 7.499                              121               23,496,954             5.53
             7.500 to 7.999                              301               45,318,415            10.66
             8.000 to 8.499                              393               54,863,149            12.91
             8.500 to 8.999                              737               96,473,825            22.70
             9.000 to 9.499                              460               52,054,875            12.25
             9.500 to 9.999                              688               77,466,817            18.23
             10.000 to 10.499                            397               34,744,365             8.18
             10.500 to 10.999                            291               23,212,361             5.46
             11.000 to 11.499                             79                5,344,451             1.26
             11.500 to 11.999                             78                4,943,093             1.16
             12.000 to 12.499                             16                  881,346             0.21
             12.500 to 12.999                             15                  708,904             0.17
             13.000 to 13.499                              7                  331,949             0.08
             13.500 to 13.999                              4                  203,016            0.05
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is:  9.0127%
             Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.3193%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                  LOAN GROUP IIB ORIGINAL LOAN-TO-VALUE RATIOS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
            (%)

            0.01 to 50.00                                    70              $5,340,159             1.26 %
            50.01 to 55.00                                   39               3,464,769             0.82
            55.01 to 60.00                                   79               7,146,699             1.68
            60.01 to 65.00                                  105               8,320,991             1.96
            65.01 to 70.00                                  193              17,779,365             4.18
            70.01 to 75.00                                  300              35,598,801             8.38
            75.01 to 80.00                                1,034             125,975,424            29.64
            80.01 to 85.00                                  681              79,635,750            18.74
            85.01 to 90.00                                  847             107,415,112            25.27
            90.01 to 95.00                                  267              34,322,967            8.08
                                                            ---              ---------- -          ----
            TOTAL:                                        3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

            Weighted Average is: 82.13%

                     LOAN GROUP IIB PREPAYMENT PENALTY TERMS

                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           None                                             486             $71,341,285            16.79 %
           12 Months                                        230              33,981,711             8.00
           24 Months                                      1,013             122,979,897            28.94
           36 Months                                      1,655             177,314,629            41.72
           48 Months                                          1                 101,663             0.02
           60 Months                                        205              17,151,713             4.04
           Other (1)                                         25               2,129,140            0.50
                                                             --               --------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

           (1) Not more than 60 Months.

                          LOAN GROUP IIB CREDIT GRADES

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

           A4                                             1,243            $158,518,405            37.30 %
           AX                                               928             116,978,976            27.52
           AM                                               684              80,246,352            18.88
           B                                                505              49,661,542            11.69
           C                                                146              12,566,387             2.96
           CM                                               109               7,028,375            1.65
                                                            ---               --------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                    LOAN GROUP IIB CREDIT SCORE DISTRIBUTION
                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             499 or Less                                  39               $3,786,667             0.89 %
             500 to 519                                   73                7,372,601             1.73
             520 to 539                                  211               19,718,934             4.64
             540 to 559                                  351               36,388,883             8.56
             560 to 579                                  548               60,671,955            14.28
             580 to 599                                  531               63,333,432            14.90
             600 to 619                                  662               79,952,086            18.81
             620 to 639                                  458               60,504,713            14.24
             640 to 659                                  326               41,835,903             9.84
             660 to 679                                  171               22,754,763             5.35
             680 to 699                                  103               12,173,685             2.86
             700 to 719                                   56                6,168,924             1.45
             720 to 739                                   40                4,919,362             1.16
             740 to 759                                   17                2,464,349             0.58
             760 or Greater                               16                2,363,459            0.56
                                                          --                --------- -          ----
             SUBTOTAL WITH CREDIT                      3,599            $424,409,717            99.86  %
                                                       -----            ------------- -         ------
             SCORES:
             Not Available (1)                            13                $590,320             0.14
                                                          --                --------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             (1) Mortgage loans  indicated as having a Credit Score that is "not available"  include  certain  Mortgage Loans where the Credit Score was not provided by the related  seller and mortgage loans where no credit history can be obtained for the related mortgagor.
             Weighted Average is: 606
               LOAN GROUP IIB GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             California                                  227              $47,182,368            11.10 %
             Texas                                       278               36,352,603             8.55
             Michigan                                    322               31,002,831             7.29
             Georgia                                     172               23,044,680             5.42
             Illinois                                    189               21,852,114             5.14
             Florida                                     182               20,836,084             4.90
             Ohio                                        234               18,175,398             4.28
             Colorado                                    114               18,066,702             4.25
             Minnesota                                   130               16,833,031             3.96
             Arizona                                     108               13,618,376             3.20
             Tennessee                                   133               13,301,681             3.13
             Wisconsin                                   152               12,954,868             3.05
             Other (1)                                 1,374              151,779,301           35.71
                                                       -----              ----------- -         -----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually. No more than 0.3% will be secured by mortgaged properties located in any one zip code area in California and no more than 0.3% will be secured by mortgaged properties located in any one zip code area outside of California.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




                           LOAN GROUP IIB NOTE MARGINS


                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             2.500 to 2.999                                2                 $317,995             0.07 %
             4.000 to 4.499                                5                  713,967             0.17
             4.500 to 4.999                               27                3,008,924             0.71
             5.000 to 5.499                               48                6,831,364             1.61
             5.500 to 5.999                              125               18,857,255             4.44
             6.000 to 6.499                              245               31,741,062             7.47
             6.500 to 6.999                              422               57,903,332            13.62
             7.000 to 7.499                              635               79,831,386            18.78
             7.500 to 7.999                              608               78,337,467            18.43
             8.000 to 8.499                              475               54,184,113            12.75
             8.500 to 8.999                              374               39,089,189             9.20
             9.000 to 9.499                              210               21,043,106             4.95
             9.500 to 9.999                              196               17,455,070             4.11
             10.000 to 10.499                            113                7,553,972             1.78
             10.500 to 10.999                             74                5,088,611             1.20
             11.000 to 11.499                             31                1,780,708             0.42
             11.500 to 11.999                             13                  620,397             0.15
             12.000 to 12.499                              6                  329,716             0.08
             12.500 to 12.999                              6                  312,402            0.07
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 7.6318%

                      LOAN GROUP IIB MAXIMUM MORTGAGE RATES

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             12.000 to 12.999                             15               $3,498,305             0.82 %
             13.000 to 13.999                            342               56,908,966            13.39
             14.000 to 14.999                            884              117,344,147            27.61
             15.000 to 15.999                          1,037              123,606,093            29.08
             16.000 to 16.999                            818               80,225,784            18.88
             17.000 to 17.999                            399               35,000,608             8.24
             18.000 to 18.999                             98                7,175,366             1.69
             19.000 to 19.999                             17                  898,527             0.21
             20.000 to 20.999                              4                  207,423             0.05
             22.000 to 22.999                              1                  134,818            0.03
                                                           -                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 15.3751%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                      LOAN GROUP IIB MINIMUM MORTGAGE RATES


                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

             4.000 to 4.999                                1                  $99,872             0.02
             5.000 to 5.999                               11                2,026,842             0.48
             6.000 to 6.999                              126               18,809,966             4.43
             7.000 to 7.999                              592               89,166,441            20.98
             8.000 to 8.999                            1,076              138,201,553            32.52
             9.000 to 9.999                            1,005              111,265,410            26.18
             10.000 to 10.999                            625               54,087,507            12.73
             11.000 to 11.999                            143                9,495,563             2.23
             12.000 to 12.999                             26                1,368,294             0.32
             13.000 to 13.999                             10                  478,589            0.11
                                                          --                  ------- -          ----
             TOTAL:                                    3,615            $425,000,037           100.00  %
                                                       =====            ============= =        =======

             Weighted Average is: 8.7977%


                  LOAN GROUP IIB NEXT INTEREST RATE ADJUSTMENT

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
           DATE

           March 2002                                         1                 $50,346             0.01 %
           November 2002                                      1                 107,875             0.03
           April 2003                                         1                 101,509             0.02
           May 2003                                           2                 155,570             0.04
           June 2003                                          2                 191,450             0.05
           July 2003                                          4                 660,735             0.16
           August 2003                                       11               1,342,964             0.32
           September 2003                                    41               4,858,256             1.14
           October 2003                                     284              31,229,492             7.35
           November 2003                                    940             107,956,455            25.40
           December 2003                                    960             115,627,581            27.21
           January 2004                                     123              18,326,428             4.31
           May 2004                                           1                 161,771             0.04
           June 2004                                          1                 109,728             0.03
           July 2004                                          2                 157,858             0.04
           August 2004                                       13               1,544,792             0.36
           September 2004                                    17               2,038,764             0.48
           October 2004                                     109              12,220,163             2.88
           November 2004                                    424              46,825,600            11.02
           December 2004                                    588              68,874,701            16.21
           January 2005                                      90              12,458,000            2.93
                                                             --              ---------- -          ----
           TOTAL:                                         3,615           $425,000,037           100.00  %
                                                          =====           ============= =        =======

           Weighted average months to next rate adjustment date is: 26


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                    LOAN GROUP I - ASSUMED MORTGAGE LOAN CHARACTERISTICS




                                                     ORIGINAL
        CURRENT       MORTGAGE       SERVICING       TERM TO             REMAINING          REMAINING TERM
        BALANCE         RATE        FEE RATE *       MATURITY        AMORTIZATION TERM        TO MATURITY
          ($)            (%)            (%)        (IN MONTHS)          (IN MONTHS)           (IN MONTHS)

     157,031,703.17    10.127          0.531           181                  356                   178
     93,247,382.22     10.085          0.499           177                  174                   174
     799,720,914.61     9.596          0.478           355                  352                   352



                   LOAN GROUP IIA - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

283,642,654.9.056   0.540     360     358     358    6 Month    7.550 2.670 1.154  8.786  15.479   22       6
                                                       LIBOR
141,357,345.8.860   0.525     360     359     359    6 Month    7.709 2.990 1.103  8.751  15.123   35       6
                                                       LIBOR





                   LOAN GROUP IIB - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

280,608,636.9.043   0.538     360     358     358    6 Month    7.557 2.666 1.152  8.761  15.447   22       6
                                                       LIBOR
144,391,363.8.953   0.525     360     358     358    6 Month    7.777 3.011 1.113  8.869  15.236   34       6
                                                       LIBOR


*Includes fees for Master Servicing and Subservicing.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                           GROUP II NET WAC CAP TABLE

(1)  Net WAC Cap = (Net Mortgage  Rate*) / (Collateral  balance) x (360/Actual #
     Days)

(2) Assumes no losses, 10% cleanup call, 28% CPR, and 1 month LIBOR, 6 month LIBOR remain constant at 1.86% and 1.96%, respectively.

(3)  Assumes 6-month LIBOR remains constant at 20.0% for the Net WAC Cap Stress.

          * Net of Master Servicing, Subservicing and Certificate Insurer fees.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                                 DISCOUNT MARGIN TABLE (TO 10% CALL)
                                   CLASS A-I-1
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price       22.00        22.00        22.00         22.00       22.00      22.00
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         10.92        1.74          1.23          0.97        0.80       0.69
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/02        2/02          2/02          2/02        2/02       2/02
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          6/19        9/05          7/04         12/03        7/03       4/03
            ----------------------------------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                                   CLASS A-I-2
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price        4.50        4.44          4.40          4.37        4.33       4.30
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         18.82        4.13          2.77          2.10        1.68       1.40
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 DURATION         12.46        3.70          2.55          1.96        1.59       1.33
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          6/19        9/05          7/04         12/03        7/03       4/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          3/22        9/06          2/05          5/04       11/03       8/03
            ----------------------------------------------------------------------------------------------
                                   CLASS A-I-3
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price        5.24        5.20          5.17          5.13        5.10       5.07
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         22.71        6.29          4.07          3.00        2.37       1.96
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 DURATION         13.01        5.22          3.58          2.71        2.18       1.82
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          3/22        9/06          2/05          5/04       11/03       8/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         12/26        10/10         4/07         11/05        1/05       6/04
            ----------------------------------------------------------------------------------------------
                                   CLASS A-I-4
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price        6.10        6.08          6.06          6.04        6.01       5.99
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         26.38        11.61         7.34          5.00        3.81       3.05
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 DURATION         12.84        8.07          5.73          4.18        3.31       2.71
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         12/26        10/10         4/07         11/05        1/05       6/04
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/29        11/16         6/12          9/08       12/06      12/05
            ----------------------------------------------------------------------------------------------
                                   CLASS A-I-5
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price        6.91        6.89          6.88          6.87        6.85       6.83
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         27.96        14.96        11.30          8.30        6.18       4.87
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 DURATION         12.12        9.09          7.64          6.14        4.88       4.01
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         10/29        11/16         6/12          9/08       12/06      12/05
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          1/30        1/17          6/13          8/10       10/08       7/07
            ----------------------------------------------------------------------------------------------
                                   CLASS A-I-6
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
               100-00 Price        6.38        6.36          6.35          6.35        6.34       6.33
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         13.86        8.00          7.11          6.45        5.72       4.97
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 DURATION          8.72        5.99          5.48          5.09        4.63       4.13
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/05        2/05          2/05          2/05        2/05       2/05
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          1/30        1/17          6/13          8/10       10/08       7/07
            ----------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




                                 DISCOUNT MARGIN TABLE (TO 10% CALL)
                                            CLASS A-II-1
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price      29.00        29.00         29.00         29.00       29.00     29.00
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        20.41         5.36         3.56          2.60        2.00       1.60
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY        11/30         1/16         6/11          11/08       4/07       4/06
            -------------------------------------------------------------------------------------------
                                            CLASS A-II-2
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price      31.00        31.00         31.00         31.00       31.00     31.00
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        20.41         5.37         3.56          2.60        2.00       1.61
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY        11/30         1/16         6/11          11/08       4/07       4/06
            -------------------------------------------------------------------------------------------
                       PRICE/CBE YIELD TABLE (TO MATURITY)
                                   CLASS A-I-5
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price       6.91         6.95         6.95          6.96        6.94       6.90
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        28.52        18.77         14.08         10.58       7.77       5.70
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               DURATION        12.20        10.17         8.68          7.20        5.72       4.49
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY       10/29        11/16         6/12          9/08        12/06     12/05
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         5/31         6/29         1/25          2/20        11/16      4/14
            -------------------------------------------------------------------------------------------
                                   CLASS A-I-6
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price       6.38         6.36         6.35          6.35        6.34       6.34
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        13.86         8.02         7.15          6.58        6.17       5.88
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               DURATION         8.72         5.99         5.50          5.16        4.91       4.71
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        2/05         2/05         2/05          2/05        2/05       2/05
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         3/31         1/29         6/24          9/19        9/16       2/14
            -------------------------------------------------------------------------------------------
                       DISCOUNT MARGIN TABLE (TO MATURITY)
                                            CLASS A-II-1
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price      29.05        30.57         30.92         31.11       31.20     31.14
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        20.46         5.77         3.87          2.83        2.19       1.75
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY        11/31         9/28         7/22          7/17        1/14       8/11
            -------------------------------------------------------------------------------------------
                                            CLASS A-II-2
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
             100-00 Price      31.05        32.67         33.05         33.25       33.35     33.29
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        20.46         5.77         3.87          2.83        2.19       1.75
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY        11/31         9/28         7/22          7/17        1/14       8/11
            -------------------------------------------------------------------------------------------

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP Morgan